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                                                                  EXHIBIT 10(22)

                            LAYNE CHRISTENSEN COMPANY

                        INCENTIVE STOCK OPTION AGREEMENT

      THIS AGREEMENT dated __________________ (the "Granting Date"), is made by and between Layne Christensen Company, a Delaware corporation (the "Company"), and _______________ (the "Optionee").

      WHEREAS, the Company has adopted the Layne Christensen Company Amended and Restated 2002 Stock Option Plan (the "Plan") pursuant to which the Company may, from time to time, grant options to Key Employees and non-Employee directors to purchase shares of the Company's common stock;

      WHEREAS, the Board of Directors has determined that the Optionee is a Key Employee of the Company or a Subsidiary who has made or is expected to make a significant contribution to the Company or a Subsidiary; and

      WHEREAS, the Company desires to grant to the Optionee an incentive stock option (under Section 422 of the Internal Revenue Code of 1986, as amended) to purchase shares of the Company's common stock on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. INCORPORATION OF PLAN. The Plan is attached hereto as EXHIBIT A and incorporated herein by this reference, and all of the terms and conditions therein shall be deemed to be included as part of the terms and conditions of this Agreement. In the event of a conflict, the terms and conditions of the Plan shall control. All terms used herein which are defined in the Plan shall have the meanings given them in the Plan.

      2. GRANT OF STOCK OPTION. The Company hereby grants the Optionee an incentive stock option (the "Option") to purchase at the times hereinafter set forth, in one or more exercises, all or any part of an aggregate of _____________ shares of the Company's common stock (the "Shares") for an exercise price of $________ per share.

      3. CONSIDERATION TO THE COMPANY. In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause. In addition, nothing in this Agreement or in the Plan shall require the Optionee to continue in the employ of the Company or any Subsidiary.

      4. TIMING AND MANNER OF EXERCISE. The Option shall be and become exercisable as follows: 25% on the day after the first anniversary of the Granting Date, 50% on the day after the second anniversary of the Granting Date, 75% on the day after the third anniversary of the Granting Date, and 100% on the day after the fourth anniversary of the Granting Date.

      Provided, however, that the Option shall be 100% exercisable upon and after a "Change in Control." A Change in Control shall be deemed to exist if:

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      (i) less than a majority of the Directors are persons who were either nominated or selected by the Board; or

      (ii) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than a Director nominated or selected by the Board or an Officer elected by the Board, the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 35% or more of the combined voting power of the then outstanding securities of the Company or such successor; or

      (iii) (A) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities (as defined below) of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or (C) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership. As used in this paragraph, "Voting Securities" shall mean any securities of the Company which vote generally in the election of Directors.

      No additional portion of the Option shall become exercisable after the Optionee's Termination of Employment.

      The Option shall expire as to all of the Shares ten (10) years after the Granting Date except the Option (or a portion thereof) shall terminate earlier as provided in Section 4.3(a) of the Plan.

      The Optionee may exercise the Option for all or any part of the Shares subject to each installment listed above on or after the respective exercise date listed above by delivering to the Company a written notice in accordance with Section 4.3(d) of the Plan.

      5. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Secretary of the Company at Layne Christensen Company, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this
Section 5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      6. NOTIFICATION OF DISPOSITION. The Optionee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the Granting Date of the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Optionee in such disposition or other transfer.

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      7. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      8. AMENDMENT. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

      9. GOVERNING LAW. The laws of the State of Kansas shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

      10. NON-ASSIGNABILITY. Except as otherwise provided herein or in the Plan, the Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option, or of any right or privilege conferred hereby, or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, contrary to the provisions hereof, this Option and the rights and privileges conferred hereby shall immediately become null and void.

      11. BINDING EFFECT. Except as expressly stated herein to the contrary, the Agreement shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

THE COMPANY:                         THE OPTIONEE:

LAYNE CHRISTENSEN COMPANY

By: _______________________________  ___________________________________________

     Name: ________________________  Printed Name:______________________________

     Title: _______________________  Address of the Optionee:

                                     ___________________________________________

                                     ___________________________________________

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